SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - October 15, 2004

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

           On October 14, 2004, Union National Financial
           Corporation issued a press release announcing a trust preferred securities offering. The aforementioned is attached as an exhibit to this Current Report on Form
           8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: October 15, 2004      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

                          EXHIBIT 99.1

                          Press Release

                          PRESS RELEASE


         Union National Financial Corporation Announces
         ______________________________________________

               Trust Preferred Securities Offering
               ___________________________________

Mount Joy, Pennsylvania, October 14, 2004. Union National announced the completion of the private sale of $3,000,000 of trust preferred securities by Union National Capital Trust II, a wholly-owned subsidiary of Union National Financial Corporation. The capital securities provide for quarterly distributions at an annual coupon rate of 5.28% through November 23, 2007, and at a variable annual coupon rate, reset quarterly, based on 3-month LIBOR plus 2.00% thereafter. The securities will mature in November 2034, and are callable by Union National, subject to any required regulatory approval, at par, on November 23, 2009. Sandler O'Neill & Partners, L.P. acted as the placement agent for the transaction. Union National plans to use the net proceeds from this offering for capital contributions to Union National Community Bank to fund its operations and future growth.

Union National Community Bank, the wholly-owned subsidiary of Union National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.